Exhibit 99.1

0 “Therapeutics with the best data reported in the past month are remdesivir , lenzilumab and dexamethasone.” BioWorld , July 2020, reporting on COVID - 19 therapeutics Confidential Humanigen August 2020

Cautionary Note Regarding Forward-Looking Statements

Certain statements, beliefs and opinions in this presentation are forward looking, which reflect current expectations and projections about future events. Forward-looking statements reflect management's current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual events or results may differ materially from those contained in the forward-looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements, including, without limitation, statements regarding:

- Our expectations for timing and achievement of the key corporate and COVID-19 milestones described in the presentation, including;
  - The potential publication of additional data by the Mayo Clinic regarding a case-controlled study of COVID-19 patients receiving lenzilumab;
  - The target date for completion of patient enrollment in our Phase III trial of lenzilumab in COVID-19 patients;
  - The potential approval of our common stock for listing on Nasdaq;
  - Our potential receipt of an Emergency Use Authorization from FDA for lenzilumab in COVID-19 and our expectations for filing a BLA;
  - Our plans to launch and commercialize lenzilumab;
  - Potential additions to our management team; and
  - Our goals for life cycle management of lenzilumab;
- Our expectations for timing and achievement of milestones for our pipeline outside of COVID-19, including in respect of our ZUMA-19 Phase Ib trial of lenzilumab that is being conducted with Kite, a Gilead company; our ongoing Phase I trial of ifabotuzumab in GBM patients; our plans for a study of lenzilumab in GvHD conducted with the IMPACT Group in the United Kingdom and in CMML in Australia;
- The anticipated use of lenzilumab in the Big Effect Trial sponsored by NIAID, and the anticipated scope of that trial and timeline for same; and
- Our preparations for the commercial launch of lenzilumab.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in our lack of profitability and need for additional capital to grow our business; our dependence on partners to further the development of our product candidates; the uncertainties inherent in the development and launch of any new pharmaceutical product; the outcome of pending or future litigation; and the various risks and uncertainties described in the "Risk Factors" sections and elsewhere in our periodic and other filings with the Securities and Exchange Commission.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to revise or update any forward-looking statements made in this presentation to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.

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Experienced and Execution-Oriented Management

Cameron Durrant, MD, MBA – Chief Executive Officer
- Serial biotech experience as Exec Chair, CEO, CFO
- Led previous deals with Gilead while at J&J
- Launched 5 blockbusters

Dale Chappell, MD, MBA – Chief Scientific Officer
- Founder, Black Horse Capital Advisors; decades of biotech investment experience
- Head of healthcare portfolio, Chilton Investment Company
- Multiple publications in T-cell therapy, GM-CSF, immunology pathways

Tim Morris, CPA – Chief Operating and Financial Officer
- CFO Iovance; raised > $1Bn in 22 years as CFO
- Extensive deal experience with >70 transactions, combined value $2Bn

David Tousley, CPA, MBA – Chief Accounting and Administrative Officer, Corp Secretary and Treasurer
- Significant pharmaceutical and biotech experience
- Led many corporate functions, including finance and accounting
- Raised $400+ million in equity and debt financings

Bob Atwill, MBA – Head of Asia-Pacific Region
- 30 years of biopharma experience, including cell therapy
- Extensive network in Asia-Pacific, BD+L, fundraising and clinical development

Omar Ahmed, PharmD – SVP. Clinical, Medical and Scientific Affairs
- 20-year pharmaceutical executive experience
- Led multiple blockbuster launches
- Led development of Janssen's immunology portfolio strategy

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3 Company Highlights Leading expertise in Cytokine Storm across multiple therapeutic applications; p artnership in cytokine storm with Kite/Gilead Strong mid - to - late stage clinical pipeline including potential registration studies in CAR - T and GvHD, both majority funded by development partner 300 patient Phase 3 registration study in COVID - 19; published positive case control - study; lenzilumab selected by NIH for 200 patient, fully NIH - sponsored COVID - 19 BET study Robust long - term IP for Cytokine Storm lasting until 2038 - 2042 Experienced and execution - oriented management and Board; recent investment by leading healthcare institutional investors 1 2 6 Multiple near - term development milestones to drive value, plus potential non - dilutive funding, potential Emergency Use Authorization 3 4 5

4 Clinical - Stage Pipeline: Lenzilumab in COVID - 19 Indication Phase Status Centers Partners Lenzilumab COVID - 19 Prevention/treatment of Cytokine Storm III Actively r ecruiting 300 patients (>50% enrolled) ~15 - 20 sites Company sponsored COVID - 19 Prevention/treatment of Cytokine Storm III R ecruiting imminently 200 patients ~10 - 20 sites NIAID/DMID sponsored

Clinical-Stage Pipeline: Non COVID-19

	Indication	Phase	Status	Centers	Partners
Lenzilumab	ZUMA-19: Break CAR-T Efficacy/Toxicity Linkage Prophylaxis as sequenced therapy with Yescarta in r/r DLBCL	Phase Ib/II[1]	Actively recruiting	10 sites MD Anderson Cancer Center Including MD Anderson and other ZUMA-1 sites	Kite, Gilead
	Prevention/Treatment of Acute GvHD Allogeneic HSCT	Phase II/III	Advanced Planning	Up to 23 sites[2]	IMPACT, University of Zurich
	CMML Lenz + azacitidine in NRAS, KRAS or CBL mutant-positive newly-diagnosed patients	Phase II	Advanced Planning		Undisclosed
	CMML Monotherapy in salvage patients	Phase I	Completed	Mayo Clinic, Moffitt Cancer Center	
	Eosinophilic Asthma (EA) Inadequately controlled asthma	Phase II	Completed, seeking partner for Phase III	47 sites[3]	
Ifabotuzumab	Solid Tumors (Glioblastoma Multiforme)	Phase I	Active, almost fully recruited	QIMR Berghofer Medical Research Institute, Olivia Newton-John[4]	Olivia Newton-John
HGEN005	EA and other eosinophilic diseases	Preclinical	Seeking partner for Phase I/II		NIH

[1] Phase III may not be necessary for approval in ZUMA-19; precedent is CAR-Ts to date have been approved on Phase II data
[2] UK
[3] US, EU, Australia
[4] Australia

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6 Key Corporate and Lenzilumab in COVID - 19 Milestones H1 □ Expanded launch and commercialization □ Announce key hires H2 □ Life cycle management: ▪ New patient segments ▪ Label expansion ▪ Additional dose formulations ▪ Further international studies Q3 □ NIH fully - sponsored 200 patient study ( lenzilumab + rem vs. rem alone) □ Mayo case - controlled publication □ Additional study sites □ Potential NASDAQ uplisting □ Target completion of Phase III enrollment Q4 □ Target BLA filing / approval / launch* 2020 2021 * Potential Emergency Use Authorization

7 Pipeline Key Non - COVID Milestones H1 □ ZUMA - 19 (CAR - T) Phase II interim analysis □ Additional CAR - T studies □ Ifabotuzumab Phase I results □ GvHD study commencement (UK) □ CMML study commencement (Australia) H2 □ ZUMA - 19 (CAR - T) six - month efficacy data □ Complete planning for GvHD study in US Q4 □ ZUMA - 19 (CAR - T) Phase Ib results □ Ifabotuzumab Phase I completion (GBM/solid tumors) □ Complete planning for potential registration GvHD study in UK □ Complete planning for potential registration CMML study in Australia 2020 2021 * Potential timing upside if Emergency Use Authorization

8 Agenda Therapeutic for COVID - 19 Patients Improving efficacy / safety of CAR - T 1 2 3 4 Prevention / Treatment of Acute GvHD 4

Lung Injury Induced Through Cytokine Storm: 3 Key Stages of Disease Progression



Stage 1
(Early infection)
Stage 2
(Pulmonary Phase)
IIA
IIB
Stage 3
(Hyperinflammatory Phase)
Viral acute phase response
Disease severity
Myeloid cells
Cytokine storm
Lymphocytes
COVID-19 Severity
Time course

	Stage 1	Stage 2	Stage 3
Clinical symptoms	Acute viral symptoms of fever, muscle pain, fatigue, cough	Shortness of breath hypoxia	Respiratory failure, cardiac failure, neurological changes, DIC, multi organ failure
Lab findings	PCR positive for SARS-COV-2	Rising inflammatory biomarkers (CRP, D-dimer, ferritin)	Escalation of inflammatory biomarkers: CRP, D-dimer, ferritin, troponin, IL-6, IL-8, IL-10, IP-10, MCP-1, MIP-1α
Therapeutic intervention	Antivirals, e.g., remdesivir	Specific immune modulator: **Lenzilumab**	Broad immune modulators, e.g., dexamethasone, JAK inhibitors (IL-6 inhibitors have repeatedly failed to show benefit)

Adapted from: doi: 10.1016/j.healun.2020.03.012
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10 Compassionate Use Program (CUP) ■ CUP conducted at Mayo Clinics, leading COVID - 19 expert centers with choice of industry - wide research ■ Under auspices of hospital system COVID - 19 task force leader and senior physician ■ Patient characteristics similar to intended Phase III and BET entrants (Severe and Critical) ■ 12 patients received lenzilumab to cut - off point; 11 were discharged from hospital at cut - off ■ 4 patients in ICU prior to receiving lenzilumab ■ All patients had significant co - morbidities, in some cases to an extreme ■ 11 of 12 patients showed clinical improvement at cut - off, median 5 days to recovery and 5 days to discharge post lenzilumab ■ Publication of Mayo case - control study expected soon

11 Lenzilumab Cohort Benchmarked vs Remdesivir 1 Patient Baseline Characteristics; Days of Treatment 1 day Lenzilumab 5 day Remdesivir 10 day Remdesivir Median age (IQR) 65 (52 - 70) 61 (50 - 69) 62 (50 - 71) Male (%) 67% 60% 68% Race (%) White 75% 71% 70% Black 0% 10% 12% Asian 17% 10% 13% Other 8% 8% 5% Median BMI (IQR) 29 (24 - 36) 29 (25 - 34) 29 (25 - 33) Comorbidities Diabetes 58% 24% 22% Hypertension 58% 50% 50% Asthma 8% 14% 11% Oxygenation Status IMV - 2% 5% High - Flow or NIPPV 33% 24% 30% Low - Flow 67% 56% 54% Ambient Air 0% 17% 11% Median days of hospitalization before first dose (IQR) 2 (1 - 4) 2 (1 - 3) 2 (1 - 3) Clinical Outcome Measures Median Time to Improvement 5 10 11 Median Time to Recovery 5 10 11 Clinical Improvement Day 14 100% 64% 54% Lenzilumab patients had more comorbidities, similar oxygenation stats, but discharged earlier 1 Cross - trial comparison

12 Lenzilumab Displays More Rapid Clinical Improvement 1 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% D 0 D 1 D 2 D 3 D 4 D 5 D 6 D 7 D 8 D 9 D 1 0 D 1 1 D 1 2 D 1 3 D 1 4 D 1 5 D 1 6 D 1 7 D 1 8 D 1 9 D 2 0 D 2 1 D 2 2 D 2 3 D 2 4 D 2 5 D 2 6 D 2 7 D 2 8 C u m u l a t i v e I n c i d e n c e o f C l i n i c a l I m p r o v e m e n t ( % ) ( 2 P o i n t s N I A I D S c a l e ) Days Post Therapy Remdesivir Lopinavir-ritonavir Mavrilimumab Lenzilumab Lenzilumab patients improved clinically and were discharged rapidly (in approximately half the time reported with other agents) 1Cross - trial comparison

13 Primary Endpoint: Time to Recovery by Day 28 (Ordinal Scale 6, 7 or 8) Beigel. NEJM. 2020;[Epub]. Clinical Status Ordinal Scale Clinical Status Description for Assessment 8 Not hospitalized, no limitations on activities 7 Not hospitalized, limitation on activities, and/or requiring home oxygen 6 Hospitalized, not requiring supplemental oxygen and no longer requires ongoing medical care (if hospitalization extended for infection - control purposes) 5 Hospitalized, not requiring supplemental oxygen; requiring ongoing medical care (COVID - 19 related or otherwise) 4 Hospitalized, requiring supplemental oxygen 3 Hospitalized, on noninvasive ventilation or high - flow oxygen devices 2 Hospitalized, on invasive mechanical ventilation or ECMO 1 Death Phase 3 Eligible 1 ° Endpoint 2 ° Endpoints Consistent with NIAID - Sponsored ACTT Studies of Remdesivir

14 NIH Selected Lenzilumab for its “Big Effect Trial” 4 ■ Targeting high priority therapeutics with novel mechanisms ■ Builds on NIAID’s Adaptive COVID - 19 Treatment Trial (ACTT - 1) which lead to EUA for remdesivir ■ Sponsored and conducted by NIAID ■ Only the third of five agents selected by NIH ■ Adds credibility to the program and strengthens differentiation of lenzilumab vs. other agents ■ Humanigen to supply lenzilumab ■ Trial Design ■ Evaluating lenzilumab and remdesivir vs placebo and remdesivir in hospitalized COVID - 19 patients ■ n = 200 with 100 patients per arm, interim analysis for efficacy at 50% enrollment

15 Robust Development Program for Lenzilumab ▪ 500 Total Patients Expected in COVID - 19 Development Program for Lenzilumab • 300 Patients in Global Phase 3 Development Study of Lenzilumab vs. Placebo in Patients with Severe or Critical COVID - 19 • 200 Patients in NIAID - sponsored Big Effect Trial of Lenzilumab + Remdesivir vs. Remdesivir in Patients with Severe or Critical COVID - 19, including Patients on Invasive Mechanical Ventilation ▪ Estimated Primary Completion Date for Phase 3 Study: Late Q3 / Early Q4 2020

ZUMA-19 Potential Registration Study

ZUMA-19

Clinical Trial Design

Phase Ib

- 3+3 Design to find recommended phase II dose
- Cohort 1 with Starting Dose
- Cohort 2 with Escalating Dose

Phase II

- At Recommended Dose

Endpoints

Efficacy

- Complete Response (CR)
- Partial Response (PR)
- Objective Response Rate (ORR)
- Duration of Response (DOR)
- Progression Free Survival (PFS)
- Overall Survival (OS)
- % Patients with observed T-cell expansion
- Kinetics of T-cell expansion

Safety

- Minimizing Toxicities
  - NT
  - CRS
- Days in ICU (Exploratory)
- Days on Vasopressors (Exploratory)



Dosing Schedule
Day -5,-4,-3
Day 0
Leukapheresis
CAR-T
Day 28
Primary endpoint for NT/other key measures
~ 6 Months
Lenzilumab Infusion
Top Line Data for Durable Response
Evaluation of T-cell kinetics
Lymphodepleting Chemotherapy (Cyclophosphamide/Fludarabine)
Ongoing follow-up for safety and efficacy

ClinicalTrials.gov Identifier: NCT04314843

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17 Dosing Schedule (every 2 weeks) N= 420 Patients Clinical Trial Design Phase II/III ▪ 6 month NRM ▪ Response rate at day 28 ▪ Progression Free Survival (PFS) ▪ Overall Survival (OS) ▪ Infections Endpoints 6 Months Allo Transplant Ongoing follow - up for safety and efficacy Lenzilumab + SOC vs. Placebo + SOC SOC Day 28 Day 0 GvHD Dx MAGIC biomarker (<48 hours post Dx ) Intermediate + High Risk (AA2+AA3) Randomized Low Risk Response rate assessment NRM assessment ▪ Screened 400/ yr ▪ Randomized 200 - 240/ yr ▪ Total sample size 420 randomized 1:1 IMPACT Study Group/HGEN GvHD Potential Registration

18 Key Accomplishments and Next steps Complete recruitment in both COVID - 19 studies NASDAQ uplisting Continue CAR - T recruitment, planning for additional CAR - T studies and GvHD study in 2021 Add to recent senior hires (CSO, CAO, COO/CFO) with additional key hires Prepare for commercial launch 1 3 2 4 5